UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     February 3, 2017

NUGENE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

_____________________________________________

NEVADA	001-37940	46-3999052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17912 Cowan
Irvine, California 92614
(Address of Principal Executive Offices)

(949) 430-7737
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On 03 February 2017 NuGene International, Inc. (the “Company”) finalized and executed a Confirmation and Continuation Agreement (the “Agreement”) with kathy ireland WORLDWIDE, INC. (“kiWW“).The Company and kiWW previously entered into a License Agreement on or around 05 November 2014 (the “License Agreement”). A copy of the License Agreement was attached, Exhibit 10.3, to the Company’s filing on Form 8-K filed with the Securities and Exchange Commission on 06 January 2015. The Company and kiWW disputed certain rights and obligations under the License Agreement. In order to settle all disputes under the License Agreement and to confirm their commitment to each other under the License Agreement, the Company and kiWW entered into the Agreement.

Pursuant to the Agreement, the Company is obligated to provide the following consideration:

(i)          Pay the sum of $50,000 to settle a lawsuit in which the Company, kiWW, and other parties are named as defendants. The Company has already paid the $50,000 and the litigation has been dismissed.

(ii)         Issue to kiWW warrants (already issued) in the form of a Common Stock Purchase Warrant (the “Warrant”) to acquire 3,000,000 shares of NUGN common stock. The Warrant expires five years from the date of issuance and is exercisable for $0.01 per share, with a cash-less exercise option.

(iii)        Issue to kiWW 500,000 restricted shares of the Company’s common stock, which will be subject to the same lock-up agreement placed on executives of the Company’s pursuant to the Company’s proposed secondary offering.

(iv)         Upon the earlier of 30 June 2017, or the closing of the Company’s proposed secondary offering, the Company shall pay to kiWW $50,000.

Pursuant to the Agreement, kiWW is obligated as follows:

(i)          kiWW agrees that the Company has performed, paid, and otherwise satisfied all of its obligations under the License Agreement for calendar year 2016.

(ii)         kiWW agrees that as of the end of 2016, the Company was not in breach of the License Agreement in any respect.

(iii)        kiWW ratifies and confirms the License Agreement, and that it shall continue in full force and effect.

The foregoing descriptions of the Agreement and the Warrant do not purport to be complete and are qualified in their entirety by the terms and conditions of the Agreement and the Warrant. A copy of the form of the Agreement and the Warrant is attached hereto as Exhibit 10.1 and 4.1, respectively, and are incorporated herein by reference.

Item 2.03         Creation of a Direct Financial Obligation.

The information provided in Item 1.01 is incorporated by reference in this Item 2.03.

Item 3.02         Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Warrant and the securities under the Agreement were offered and sold without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws.

Item 9.01         Financial Statements and Exhibits.

(d)          Exhibits.

The following exhibits are furnished with this report:

Exhibit No.           Exhibit Description

4.1            Common Stock Purchase Warrant.

10.1         Confirmation and Continuation Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 09 February 2017	NUGENE INTERNATIONAL, INC.

	By:	/s/ Steven R. Carlson
Steven R. Carlson,
Chief Executive Officer

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